MATTHEWS ASIA FUNDS

SUPPLEMENT DATED AUGUST 31, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021, AS SUPPLEMENTED (THE “SAI”)

For all existing and prospective shareholders of the Matthews Asia Funds:

Effective immediately, the following disclosure is added directly following “Risks of Investment – Risks Associated with China” on page 15 of the SAI:

Risks of Variable Interest Entities

Certain of the Funds (currently including the Matthews Asia Growth Fund, Matthews Asia Innovators Fund and Matthews China Fund) invest a substantial portion of their assets, and the other Funds may invest to a lesser extent, in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

On July 30, 2021, SEC Chairman Gary Gensler issued a statement addressing recent guidance to and restrictions placed on China-based companies raising capital offshore, including through VIE structures, by the government of China. Chairman Gensler’s statement highlighted his view of certain risks to U.S. investors of investing in VIEs. The risks mentioned by him together with the risks identified by the Funds primarily include the following items. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

Please retain this Supplement with your records.

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